UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2)
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Xtant Medical HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:
2)	Form, Schedule or Registration Statement No.:
3)	Filing Party:
4)	Date Filed:

664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

Notice of Annual Meeting of Stockholders To Be Held December 29, 2017

To Our Stockholders:

You are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Xtant Medical Holdings, Inc. (the “Company”) on December 29, 2017 at 10:00 a.m. Eastern Standard Time, at 112 South Tryon Street, 2nd Floor, Charlotte, North Carolina 28284, for the following purposes:

1.	To elect the two Class III directors named in the accompanying Proxy Statement to serve on the Company’s Board of Directors for three year terms until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2.	To ratify the appointment of EKS&H LLLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017; and

3.	To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Stockholders of record at the close of business on December 5, 2017 shall be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof.

Your vote is important. Please submit a proxy as soon as possible so that your shares can be voted at the Annual Meeting. You may submit your proxy by mail or Internet, and you may revoke your proxy and vote in person if you decide to attend the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on December 29, 2017: The Proxy Statement, along with our 2016 Annual Report on Form 10-K, are available at www.xtantmedical.com (click “Investors” and “SEC Filings”).

By order of the Board of Directors

/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Belgrade, Montana

December 8, 2017

Information about Attending the Annual Meeting

Only stockholders of record on the record date of December 5, 2017, are entitled to notice of, and to attend or vote at, our Annual Meeting. If you plan to attend the meeting in person, please bring the following:

1.	Photo identification.

2.	Acceptable Proof of Ownership if your shares are held in “street name.”

Street Name means your shares are held of record by brokers, banks or other institutions.

Acceptable Proof of Ownership is either (a) a letter from your broker confirming that you beneficially owned shares of the Company’s common stock on the record date or (b) an account statement showing that you beneficially owned shares of the Company’s common stock on the record date. If your shares are held in street name, you may attend the meeting with proof of ownership, but you may not vote your shares in person at the Annual Meeting unless you have obtained a “legal proxy” or other evidence from your Broker giving you the right to vote your shares at the Annual Meeting.

XTANT MEDICAL HOLDINGS, INC.
664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 29, 2017

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS

 AND THE ANNUAL MEETING

Q:	Why am I receiving these materials?

A:	We are providing these proxy materials to you in connection with the Board’s solicitation of proxies for our 2017 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on December 29, 2017. As a stockholder of record, you are invited to attend the Annual Meeting and are entitled and requested to vote on the items of business described in this Proxy Statement. This Proxy Statement and accompanying proxy card (or voting instruction card) are being mailed on or about December 13, 2017 to all stockholders entitled to vote at the Annual Meeting.

Q:	When and where will the annual meeting be held?

A:	The Annual Meeting will be held on December 29, 2017 at 10:00 a.m. Eastern Standard Time, at 112 South Tryon Street, 2nd Floor, Charlotte, North Carolina 28284.

Q:	What information is contained in this Proxy Statement?

A:	This Proxy Statement contains information regarding our corporate governance practices, our board of directors, our named executive officers, the compensation of our board of directors and named executive officers, the proposals to be voted on at the Annual Meeting and certain other required information.

Q:	How may I obtain the Company’s Annual Report on Form 10-K for the year ended December 31, 2016?

A:	We have enclosed with this Proxy Statement a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2016. Our Annual Report on Form 10-K can also be accessed through our website at www.xtantmedical.com (click “Investors” and “SEC Filings”). We filed our Annual Report on Form 10-K with the Securities and Exchange Commission (the “SEC”) on March 29, 2017.

Q:	What items of business will be voted on at the Annual Meeting?

A:	The items of business scheduled to be voted on at the Annual Meeting are:

1. To elect two Class III directors to serve on the Board until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified;

2. To ratify the appointment of EKS&H LLLP (“EKS&H”) as the Company’s independent registered public accounting firm for the year ending December 31, 2017; and

3. To transact such other business as may properly be brought before the Annual Meeting and any adjournment or postponement thereof.

Q:	How many votes must the nominees for director have to be elected?

A:	In order for a director to be elected at a meeting at which a quorum is present, he must receive the affirmative vote of a plurality of the shares voted. There is no cumulative voting for our directors or otherwise.

Q:	What are the voting requirements to approve the other proposals?

A:	The affirmative vote of a majority of the shares cast in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to ratify the appointment of EKS&H as our registered public accounting firm.

Q:	How does the Board recommend that I vote?

A:	Our Board recommends that you vote your shares “FOR” the nominees to the Board and “FOR” the ratification of the appointment of EKS&H as our registered public accounting firm.

Q:	What shares may I vote?

A:

Each share of our common stock issued and outstanding as of the close of business on December 5, 2017 (the “Record Date”) is entitled to one vote on each of the matters to be voted upon at the Annual Meeting.

You may vote all shares owned by you as of the Record Date, including (a) shares held directly in your name as the stockholder of record and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee (collectively, a “Broker”). We had 18,173,007 shares of common stock issued and outstanding on the Record Date.

Q:	What is the difference between being a stockholder of record and being the beneficial owner of shares held in street name?

A:

A stockholder of record owns shares which are registered in his or her own name. A beneficial owner owns shares which are held in street name through a third party, such as a Broker. As summarized below, there are some distinctions between stockholders of record and beneficial owners.

Stockholder of Record

You are the stockholder of record of any of your shares registered directly in your name with our transfer agent, Corporate Stock Transfer. With respect to such shares, these proxy materials are being sent to you by the Company. As the stockholder of record, you have the right to grant your voting proxy directly to our designee, Carl D. O’Connell, Chief Executive Officer, or to any other person you wish to designate, or to vote in person at the Annual Meeting. We have enclosed a proxy card for you to grant your voting proxy to Mr. O’Connell.

Shares Beneficially Held in Street Name

You are the beneficial owner of any of your shares held in street name. With respect to such shares registered through a Broker, these proxy materials, together with a voting instruction card, are being forwarded to you by your Broker. As the beneficial owner, you have the right to direct your Broker how to vote. You may use the voting instruction card provided by your Broker for this purpose. Even if you have directed your Broker how to vote, you may also attend the Annual Meeting. However, you may not vote your shares in person at the Annual Meeting unless you obtain a “legal proxy” or other evidence from your Broker giving you the right to vote the shares at the Annual Meeting.

Q:	Who is entitled to attend the Annual Meeting and what are the admission procedures?

A:	You are entitled to attend the Annual Meeting only if you were a stockholder as of the close of business on the Record Date or if you hold a valid proxy for the Annual Meeting. A list of stockholders eligible to vote at the Annual Meeting will be available for inspection at the Annual Meeting. If you are a beneficial holder, you will need to provide proof of beneficial ownership as of the Record Date, such as a brokerage account statement showing that you owned shares of the Company’s common stock as of the Record Date or the voting instruction card provided by your Broker. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Standard Time. You should be prepared to present photo identification for admittance. Check-in will begin one-half hour prior to the meeting. Please allow ample time for the admission procedures.

Q:	May I vote my shares in person at the Annual Meeting?

A:	If you were a stockholder of record on the Record Date, you may vote your shares in person at the Annual Meeting or through a proxy. If you decide to vote your shares in person, you do not need to present your share certificate(s) at the Annual Meeting; your name will be on the list of stockholders eligible to vote. If you hold your shares beneficially in street name, you may vote your shares in person at the Annual Meeting only if you obtain a legal proxy or other evidence from your Broker giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy or voting instructions as described below so that your vote will be counted if you later decide not to attend the Annual Meeting.

Q:	How can I vote my shares without attending the Annual Meeting?

A:

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. If you are a stockholder of record, you may vote by submitting a proxy. If you hold shares beneficially in street name, you may vote by submitting voting instructions to your Broker. For directions on how to vote, please refer to the instructions on your proxy card or, for shares held beneficially in street name, the voting instruction card provided by your Broker.

Stockholders of record may submit proxies by completing, signing, dating and mailing their proxy cards to the address provided on the proxy card. Stockholders who hold shares beneficially in street name may vote by completing, signing and dating the voting instruction cards provided and mailing them to the address provided on the voting instruction card. The proxy card and voting instruction card also include directions as to how you may submit your vote through the Internet. The voting instruction card may also include directions for alternative methods of submitting your vote. We encourage you to vote early. If you choose to vote by mail, please allow sufficient time for your proxy or voting instruction card to reach our vote tabulator prior to the Annual Meeting.

Q:	Who will count the votes?

A:	Votes at the Annual Meeting will be counted by an inspector of election, who will be appointed by the Board of Directors.

Q:	What is the effect of not voting?

A:

If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the Annual Meeting. If you are a stockholder of record and you properly sign and return your proxy card, your shares will be voted as you direct. If no instructions are indicated on such proxy card and you are a stockholder of record, shares represented by the proxy will be voted in the manner recommended by the Board of Directors on all matters presented in this Proxy Statement, namely “FOR” both of the director nominees and “FOR” the ratification of the appointment of EKS&H as the Company’s independent registered public accounting firm for the year ending December 31, 2017.

If you are a beneficial owner of shares in street name and do not provide the Broker that holds your shares with specific voting instructions then, under applicable rules, the Broker may generally vote on “routine” matters but cannot vote on “non-routine” matters. In the case of a non-routine item, your shares will be considered “broker non-votes” on that proposal. Proposal 2 (ratification of the appointment of EKS&H) is a matter the Company believes will be considered “routine.” Proposal 1 (election of directors) is a matter the Company believes will be considered “non-routine.”

Q:	How are broker non-votes and abstentions treated?

A:	Broker non-votes and abstentions with respect to a proposal are counted as present or represented by proxy for purposes of establishing a quorum.

Q:	Can I revoke my proxy or change my vote after I have voted?

A:	You may revoke your proxy and change your vote by voting again or by attending the Annual Meeting and voting in person. Only your latest dated proxy card received at or prior to the Annual Meeting will be counted. However, your attendance at the Annual Meeting will not have the effect of revoking your proxy unless you forward written notice to the Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, or you vote by ballot at the Annual Meeting. If you are a beneficial owner, you will need to request a legal proxy from your Broker and bring it with you to vote at the Annual Meeting.

Q:	How many votes do you need to hold the Annual Meeting?

A:	The presence, in person or by proxy, of the holders of one-third of the shares of common stock outstanding and entitled to vote on the Record Date is necessary to hold the Annual Meeting and conduct business. This is called a quorum. Abstentions and broker non-votes will be considered as present at the Annual Meeting for purposes of establishing a quorum.

Q:	May the Company postpone or adjourn the Annual Meeting?

A:	If sufficient votes for approval of the matters to be considered at the Annual Meeting have not been received prior to the meeting date, the Company may postpone or adjourn the Annual Meeting in order to solicit additional votes. The enclosed proxy card requests authority for the proxy holders, in their discretion, to vote the stockholders’ common shares with respect to a postponement or adjournment of the Annual Meeting. At any postponed or adjourned meeting, proxies received pursuant to this Proxy Statement will be voted in the same manner described in this Proxy Statement with respect to the original meeting.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	The Company is making this solicitation and will pay the entire cost of preparing, printing, assembling, mailing and distributing these proxy materials. In addition to the use of the mails, proxies may be solicited by personal interview, telephone, electronic mail and facsimile by directors, officers and regular employees of the Company. None of the Company’s directors, officers or employees will receive any additional compensation for soliciting proxies on behalf of the Board. The Company may also make arrangements with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of soliciting material to the beneficial owners of common stock held of record by those owners. The Company will reimburse those brokers, custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses incurred in connection with that service.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We intend to announce preliminary voting results at the Annual Meeting and will disclose results in a Current Report on Form 8-K that will be filed not more than four business days following the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Director

The Company’s Board of Directors consists of three classes of directors with staggered terms of three years each. Our Class I directors are Carl D. O’Connell, Paul R. Buckman and Eric B. Timko, our Class II directors are Kent Swanson, John Deedrick and David L. Kirschman, and our Class III directors are Michael Lopach and Rudy A. Mazzocchi. Each director holds office until his or her successor has been elected and qualified or until the director’s earlier resignation or removal. The term of our Class III directors expires at the Annual Meeting, and all of our current Class III directors are standing for re-election. The board of directors has determined that all nominees satisfy the NYSE American LLC’s (“NYSE American”) definition of independent director. Biographical information about our directors is provided below.

The Board of Directors recommends that you vote “FOR” the election of Messrs. Lopach and Mazzocchi.

The names, ages and positions of our directors are as follows:

Name	Age	Position
Kent Swanson	73	Chairman of the Board
Carl D. O’Connell	54	Director, Chief Executive Officer
Michael Lopach	69	Director
Eric Timko	51	Director
John Deedrick	55	Director
Paul Buckman	62	Director
Rudy Mazzocchi	59	Director
David L. Kirschman, M.D.	47	Director

The business experience of our directors for the past five years (and, in some instances, for prior years) is summarized below.

Nominees standing for re-election as Class III Directors:

Michael Lopach, Director, is a certified public accountant with over 45 years of accounting experience. Mr. Lopach spent 10 years of his career with Galusha, Higgins, Galusha & Co. (1981-1991), the largest privately held accounting firm in Montana and northern Idaho, where he served as president and Chief Executive Officer. In 1999, Mr. Lopach founded Lopach & Carparelli PC, an accounting firm that focuses on medical practitioners. On October 1, 2017, Lopach & Carparelli, PC was sold to JCCS, CPA’s.  Since the acquisition, Mr. Lopach has been employed by JCCS. Mr. Lopach received his MBA from the University of Notre Dame. Mr. Lopach serves as chairman of the audit committee. Mr. Lopach contributes significant accounting experience to the board of directors.

Rudy Mazzocchi, Director, is Chief Executive Officer of ELENZA, Inc., a company developing the world’s first electronic “AutoFocal” Intraocular Lens, a position he has held since 2010, and currently serves as Executive Chairman of Establishment Labs, a leading manufacturer of implantable medical devices in San Jose, Costa Rica. From 2008 to 2010, he was President and Chief Executive Officer of NovaVision, Inc., a neuro-ophthalmology device company specializing in non-invasive photic neurostimulation to restore vision. From 2005 to 2008, Mr. Mazzocchi served as Managing Director of Accuitive Medical Ventures, a venture capital fund established to finance and develop early and expansion stage medical device and technology companies. He also served as President and Chief Executive Officer of Image-Guided NEUROLOGICS from 1998 to 2005. Prior to that, Mr. Mazzocchi was the co-founder and Director of Vascular Science and founding-Chief Executive Officer of MICROVENA Corporation, eventually known as eV3, and served in numerous management and operations roles at Cook Critical Care, an operating division of COOK, Inc. He also previously served as Chairman of Cytogenesis in 2000 to 2003, as well as director of Greatbatch, Inc. from 2012 to 2014. Mr. Mazzocchi received his B.S. in Life Sciences/Biochemistry from the University of Pittsburgh, and completed graduate studies in biophysics at the University of California, Los Angeles. Mazzocchi brings 27 years of experience in the medical device industry in operations and general management roles and has extensive background and experience in the medical device industry.

Continuing Directors:

Kent Swanson, Chairman of the Board, was with Accenture for over 32 years, retiring from the firm in 2001 as a Senior Partner. He held global leadership and management positions in a wide range of industries and geographies. From 2001 to 2008, he was the board chair of ALN Medical Management; providing outsourced services for clinic-based physician practices. Also from 2001 to 2008, he was board chair for Boys Hope Girls Hope of Colorado, a charitable organization providing a home and scholarship education for disadvantaged children with significant capabilities and promise. From 2002 to 2009, he was a board member, audit committee member and compensation committee chair for MPC Computers. Mr. Swanson graduated with distinction from the University of Minnesota earning an M.S. in Business and received an M.B.A. from the University of Chicago in 1969. Mr. Swanson contributes significant management experience to the board of directors.

Carl O’Connell, Director, Chief Executive Officer, was appointed Chief Executive Officer and a director of the Company effective February 17, 2017 after serving as Interim Chief Executive Officer since January 21, 2017, and the President of the Company since October 6, 2016. Prior to Mr. O’Connell’s employment with the Company, he was most recently the Vice President Global Marketing - Extremities for Wright Medical, a recognized leader in the global foot and ankle market. Mr. O'Connell lead marketing teams and initiatives that were instrumental in achieving U.S. growth initiatives that exceeded 28% and 23% globally. He also lead the completion of marketing integration of three acquired businesses within a year, recruited top talent to his team, and supported the launch of multiple product line extensions and new products, including the successful launch of the market leading Infinity Total Ankle. During his tenure as Global Vice President Marketing for Stryker Spine, Mr. O'Connell drove marketing leadership and brand differentiation programs to support a 20% growth imperative, which was achieved through strategic cross divisional collaboration and the successful launches of line extensions and product upgrades. Mr. O'Connell served as the President and CEO of MedSurg - ITOCHU International, a division of ITOCHU Corporation, the 3rd largest Japanese trading corporation with over $70B in sales transactions, where he was responsible for the reorganization of three recently impaired acquisitions by supporting success attributes, acquiring new vendor contracts, stabilizing and growing top line sales at double digit growth rates, and driving the division to profitability. Additionally, Mr. O’Connell previously served as President of Carl Zeiss Surgical, a German based company, who is a leading manufacturer and innovator of capital, durable and visualization technologies for the medical and industrial arena with sales of $3 billion. Carl Zeiss’s product portfolio includes Surgical Microscopes and Visualization and Industrial technologies. Mr. O’Connell was tasked with leading, developing and implementing strategic and tactical, sales, marketing and product development programs to accelerate the growth of the Surgical Products division in the United States within 48 months, while relocating and integrating operations from the east coast to the west coast with the company’s sister division, Carl Zeiss Meditec. Mr. O’Connell lead the U.S. division to sustainable market leading growth with performance management systems in markets, including Neurosurgery, Spine, Ophthalmic, ENT and Dental, achieving 31% top line growth, exceeding financial and operational objectives, achieving the best year in company’s history in an otherwise flat market in 2006 and achieving world class customer retention and service ratings of over 90% for 4 years consecutively from 2003 to 2006.

Eric Timko, Director, has over 25 years in the medical industry and currently serves as Chairman and CEO of OrthAlign, Inc. Prior to joining OrthAlign, Mr. Timko served as CEO of Blue Belt Technologies, a company that was acquired by Smith & Nephew in 2016. Prior to joining Blue Belt, Mr. Timko was the President and Chief Executive Officer of NeuroVasx, Inc., a Minneapolis-based company developing a unique therapeutic device to treat hemorrhagic stroke. Previously, he served as President of Carl Zeiss Surgical, Inc., and as Vice President of Siemens Medical Systems, Inc. Mr. Timko possesses a proven track record in building an effective and profitable sales and distribution organization and he brings vast experience in medical technologies at both the start-up and commercial stages.

John Deedrick, Director, is an experienced senior executive with 30 years of experience in healthcare, defense, and business consulting. He was a co-founder and managing director for Accuitive Medical Ventures (2003-2012) and a corporate venture capitalist for Mayo Clinic (1997-2003). Mr. Deedrick currently serves as Co-founder and Managing Director of Fourth Element Capital (2017), Co-founder and Executive Chairman of ActivOrtho, Inc. (2017), Co-founder and Executive Chairman of DyaMX (2017), President and Chief Executive Officer of CHIP Solutions (2012-present) and is founder and chairman of GreatDeeds (2001-present), a Minnesota non-profit organization. Mr. Deedrick has served on the board of numerous early, mid and growth stage healthcare companies over the last 19 years, including Nevro (NVRO), Torax Medical (sold to J&J Ethicon) and SoftScope Medical (sold to Fujinon). Mr. Deedrick received his undergraduate degree from the University of Northwestern St. Paul (Roseville, MN) and his MBA from St. Thomas University (St. Paul, MN). Mr. Deedrick contributes significant financial, management and industry experience to the board of directors.

Paul Buckman, Director, is currently the General Manager of TMVR for LivaNova PLC. Prior to joining LivaNova, Mr. Buckman served as chief executive officer of Conventus Orthopaedics, a Minnesota-based company specializing in peri-articular bone fracture fixation, from September 2013 until March of 2017. Mr. Buckman was chief executive officer of Sentreheart, Inc., a medical technology company focused on closure of various anatomic structures, from February 2012 to September 2013. Previously, Mr. Buckman served as chief executive officer and chairman of Pathway Medical Technologies, Inc., a medical device company focused on treatment of peripheral arterial disease, from September 2008 to February 2012; as chief executive officer of Devax, Inc., a developer and manufacturer of drug eluting stents, from December 2006 to September 2008; as president of the cardiology division of St. Jude Medical, Inc., a publicly traded diversified medical products company, from August 2004 to December 2006; and as chairman of the board of directors and chief executive officer of ev3, LLC, a Minnesota-based medical device company focused on endovascular therapies that Mr. Buckman founded and developed into an $80 million business, from January 2001 to January 2004. Mr. Buckman has worked in the medical device industry for over 30 years, including 10 years at Scimed Life Systems, Inc. and Boston Scientific Corporation, a publicly traded medical device manufacturer, where he held several executive positions before becoming president of the cardiology division of Boston Scientific in January 2000. Mr. Buckman also currently serves as a director for NeuroOne, Inc. (Chariman), Ablative Solutions, Inc., ActivOrtho, Aortica, Inc., DyaMX, Inc., and Miromatrix, Inc. (Chairman). He previously served as a director of Conventus Orthopaedics, Caisson Interventional LLC, Velocimed, Inc., where he was a co-founder, EndiCor, Inc., Microvena, Inc., Sunshine Heart, Inc., a publicly-held early-stage medical device company, and Micro Therapeutics, Inc. In addition to having raised in excess of $500M in private capital, the combined exit value of those companies in which Mr. Buckman has served as either CEO, Director or Co-Founder is approximately $2.8B. Mr. Buckman received a Master’s degree in Business Administration and Finance and a B.A. degree in Business Administration from Western Michigan University. Mr. Buckman’s qualifications to serve on the Board include his extensive experience in the management of medical device companies, including his collective 13 years of experience in chief executive officer roles and four years of experience in divisional president roles.

David L. Kirschman, M.D., Director, is an inventor and entrepreneur with a background in the medical device industry. He completed training in neurosurgery with a specialization in instrumented spinal surgery. Dr. Kirschman retired from the practice of medicine in 2006. Dr. Kirschman has issued and pending patents for a wide range of spinal devices and has been the President of X-spine since 2004. In connection with the acquisition of X-spine by the Company on July 31, 2015, Dr. Kirschman became a member of our board of directors and our Executive Vice President and Chief Scientific Officer. Effective July 2, 2016, David L. Kirschman, M.D. voluntarily resigned from his position as Executive Vice President and Chief Scientific Officer of the Company. Dr. Kirschman also serves on the board of directors of Aerobiotix, Inc. He received his B.S. in Biological Science cum laude from Colorado State University and M.D. from the University of Colorado School of Medicine. Dr. Kirschman contributes medical, management and industry experience to the board of directors, as well as an in-depth understanding of the X-spine business.

GENERAL INFORMATION ABOUT THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE

Director Independence

The NYSE American listing standards require that the boards of listed companies have a majority of independent directors and, with limited exceptions, that audit and compensation committee members must all be independent as affirmatively determined by the Board. After reviewing the NYSE American standards of independence, our Board affirmatively determined, by written consent in lieu of a special meeting of the Board, effective December 7, 2017, that the following directors were independent: Kent Swanson, Michael Lopach, John Deedrick, Eric Timko, Paul Buckman and Rudy Mazzocchi. The basis for these determinations was that each of these directors had no relationships with the Company other than being a director and/or stockholder of the Company. All of the members of the Company’s Audit, Compensation, Nominations and Corporate Governance, Business Development and Special Strategic committees are independent.

Board Meetings; Attendance at Annual Stockholders Meeting

The Board of Directors met 9 times during fiscal 2016. All directors attended at least 75% of the meetings of the Board and Board Committees on which the director served during the last fiscal year. The Company does not have a formal policy on Board member attendance at annual meetings of stockholders, but encourages Directors to attend. All Board members serving at the time of the Company’s 2016 annual meeting of stockholders attended the annual meeting.

Board Leadership Structure and Risk Oversight

The Board is led by Kent Swanson in his role as Chairman. Mr. Swanson is an independent director. The Company believes this structure is appropriate because it enables the Board to provide independent oversight and guidance.

The Board of Directors has overall responsibility for risk oversight with a focus on the most significant risks facing the Company. The Board of Directors relies upon the Chief Executive Officer to supervise day-to-day risk management, and the Chief Executive Officer reports directly to the Board and certain committees on such matters as appropriate.

Stockholder Communications

The Board does not have a formal process for stockholders to send communications to the Board of Directors and does not feel that such a process is necessary at this time. If the Company receives stockholder communications that cannot be properly addressed by officers of the Company, the officers bring the matter to the attention of the Board of Directors.

Corporate Governance

The Company has adopted a Code of Ethics for the CEO and Senior Financial Officers, as well as a Code of Conduct that applies to all directors, officers and employees. Our corporate governance materials, including our Code of Conduct and our Code of Ethics for the CEO and Senior Financial Officers, are available on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”).

Committees

Our Board has the following committees and committee members (all of whom are independent directors):

Audit	Compensation	Nominations and Corporate Governance	Business Development	Special Strategic
Mr. Lopach, Chair	Mr. Buckman, Chair	Mr. Deedrick, Chair	Mr. Deedrick, Chair	Mr. Deedrick, Chair
Mr. Buckman	Mr. Lopach	Mr. Mazzocchi	Mr. Mazzocchi	Mr. Mazzocchi
Mr. Mazzocchi	Mr. Timko	Mr. Timko	Mr. Timko	Mr. Timko
			Mr. Buckman	Mr. Buckman

Our Audit Committee, Compensation Committee, and Nominations and Corporate Governance Committee charters are posted on our website at www.xtantmedical.com (click “Investors” and “Corporate Governance”). A description of each committee's function and number of meetings during fiscal 2016 follows.

Audit Committee

The purpose of the Audit Committee is to assist the oversight of our Board of Directors of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory matters, the independent auditor’s qualifications and independence, and the performance of the Company’s independent auditor and internal audit function. The primary responsibilities of the Audit Committee are set forth in its charter, and include various matters with respect to the oversight of the Company’s accounting and financial reporting process and audits of the financial statements of the Company. The Audit Committee also selects the independent auditor to conduct the annual audit of the financial statements of the Company; reviews the proposed scope of such audit; reviews accounting and financial controls of the Company with the independent auditor and our financial accounting staff; and reviews and approves transactions between the Company and directors, officers, and affiliates.

The Audit Committee currently consists of Messrs. Lopach, Buckman and Mazzocchi, each an “independent director” in accordance with NYSE American listing standards. Mr. Lopach serves as the Chairman of the Audit Committee.

Under the NYSE American listing standards, all audit committee members must be “financially literate,” as that term is determined by the Board in its business judgment. Further, under SEC rules, the Board must determine whether at least one member of the audit committee is an “audit committee financial expert,” as defined by the SEC’s rules. The Board has determined that all members of the Audit and Finance Committee are “financially literate” and that Messrs. Lopach and Buckman (whose backgrounds are detailed above) each qualify as an “audit committee financial expert” in accordance with applicable rules and regulations of the SEC. The Audit Committee met 4 times during 2016.

Report of the Audit Committee

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for establishing and maintaining adequate internal financial control, for preparing the financial statements and for the public reporting process. EKS&H, our independent auditor, is responsible for expressing opinions on the conformity of the Company’s audited financial statements with generally accepted accounting principles. In this context, the Audit Committee has (i) reviewed and discussed the audited financial statements with management and our independent auditor, (ii) discussed with our independent auditor the matters that are required to be discussed by the applicable Public Company Accounting Oversight Board standards, and (iii) received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence. Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s 2016 Annual Report on Form 10-K.

Respectfully submitted,

Michael Lopach
Paul R. Buckman
Rudy A. Mazzocchi

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended, or the Exchange Act of 1934, except to the extent we specifically incorporate this Audit Committee Report by reference therein.

Compensation Committee

The primary purposes of the Compensation Committee are to determine or recommend the compensation of our CEO and other executive officers and to oversee the administration of the Amended and Restated Xtant Medical Equity Incentive Plan. Our Compensation Committee currently consists of Messrs. Buckman, Lopach and Timko, each of whom is an “independent director” in accordance with NYSE American listing standards. The Compensation Committee met 3 times during 2016.

Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the Company’s business goals and the performance of executives in achieving those goals, and recommends other executives’ compensation levels to the Compensation Committee based on such performance. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. While the Compensation Committee did purchase executive compensation data from Equilar, neither the Compensation Committee nor management engaged the services of a compensation consultant during the year ended December 31, 2016.

Nominations and Corporate Governance Committee

The purposes of the Nominations and Corporate Governance Committee include the selection or recommendation to our Board of Directors of nominees to stand for election as directors at each election of directors, the oversight of the selection and composition of committees of our Board of Directors, the oversight of the evaluations of our Board of Directors and management, and the development and recommendation to our Board of Directors of a set of corporate governance principles applicable to our company.

In identifying and evaluating candidates for membership on the Board of Directors, the Nominations and Corporate Governance Committee may take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity (including, but not limited to, gender, race, ethnicity, age, experience and skills), and the extent to which the candidate would fill a present need on the Board of Directors. The Company does not have a formal diversity policy for directors. The Nominations and Corporate Governance Committee identifies director candidates based on input provided by a number of sources, including members of the Committee, other directors, our stockholders, members of management and third parties. The Nominations and Corporate Governance Committee does not distinguish between nominees recommended by our stockholders and those recommended by other parties. Any stockholder recommendation must be sent to our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714, and must include certain information concerning the nominee as specified in the Company’s Amended and Restated Bylaws.

The Nominations and Corporate Governance Committee currently consists of Messrs. Deedrick, Mazzocchi and Timko each of whom is an “independent director” in accordance with NYSE American listing standards. Mr. Deedrick serves as the Chairman of the Nominations and Corporate Governance Committee. The Nominations and Corporate Governance Committee met 3 times during 2016.

Business Development Committee

The purpose of the Business Development Committee is to assist the Board in carrying out oversight responsibilities related to potential strategic transactions. The Business Development Committee consists of Messrs. Deedrick, Mazzocchi, Timko and Buckman, each of whom is an independent director. Mr. Deedrick serves as the Chairman of the Business Development Committee. The Business Development Committee met 6 times during 2016.

Special Strategic Committee

The purpose of the Special Strategic Committee is to evaluate the Company’s performance of its obligations to its institutional lenders, holders of its convertible debt securities and other creditors and to review potential reorganization and/or restructuring or similar transactions with such parties and to review, evaluate, and negotiate mergers, acquisitions, investments or dispositions of material assets or a material portion of any business and to report its conclusions and recommendations to the Board, as appropriate. The Special Strategic Committee consists of Messrs. Deedrick, Mazzocchi, Timko and Buckman, each of whom is an independent director. Mr. Deedrick serves as the Chairman of the Special Strategic Committee. The Special Strategic Committee was formed on December 13, 2016, and met 4 times during 2016.

Director Compensation

Independent directors receive an annual retainer of $40,000 per year, the independent Chairman of our Board receives an additional $20,000 per year, the Audit Committee Chair receives $12,500 per year, other Committee Chairs receive $10,000 per year, Audit Committee members receive $5,000 per year, other Committee members receive $4,000 per year and all independent directors receive an annual equity grant valued at $40,000. In addition, the Chair of our Business Development Committee receives $12,500 per year and all other members of the Business Development Committee receive $5,000 per year.

The following table describes the compensation earned by our independent Board members during fiscal 2016.

Director Compensation

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Option Awards (1)	Non-Equity Incentive Plan Compensation	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Kent Swanson	$67,500	$40,000	$-	$-	$-	$-	$107,500
Michael Lopach	$56,500	$40,000	$-	$-	$-	$-	$96,500
Paul Buckman	$15,000	$40,000	$-	$-	$-	$-	$55,000
Eric Timko	$20,375	$40,000	$-	$-	$-	$-	$60,375
John Deedrick	$65,500	$40,000	$-	$-	$-	$-	$105,500
Rudy Mazzocchi	$13,500	$40,000	$-	$-	$-	$-	$53,500

(1)	Key assumptions used to estimate the grant date fair value of stock and option awards are contained in Note 10 to the financial statements in our 2016 Annual Report on Form 10-K.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

The Company is currently in negotiations with its senior lenders, ROS Acquisition Offshore LP (“ROS”) and OrbiMed Royalty Opportunities II, LP (“Royalty Opportunities”), which are affiliates of OrbiMed Advisors LLC, who beneficially owns 9.99% of the Company, in connection with a contemplated restructuring of the Company’s senior and subordinated debt.  Under the contemplated restructuring, holders of the Company’s outstanding convertible notes would exchange their notes for common stock of the Company at agreed-upon rates, and the existing senior credit facility would be amended and extended. As of December 5, 2017, the outstanding principal balance and accrued interest on convertible notes and under the senior credit agreement were approximately $76.0 million ($59.0 million of which arise from convertible notes held by ROS and Royalty Opportunities) and $73.4 million, respectively, but as this proposed restructuring has not been finalized, the approximate value of the overall transaction is not yet ascertainable. Although the Company remains optimistic that these negotiations will be successful, there can be no assurance that the Company will be able to successfully restructure its debt. The contemplated restructuring will require stockholder approval, and the Company will call a special meeting of the stockholders at such time as the restructuring is finalized.

Certain former X-spine shareholders, who each now own less than 10% of our common stock, own a controlling interest in Norwood Tool Company d/b/a Norwood Medical, one of X-spine’s larger suppliers. In 2016, Xtant purchased less than 10% of its operating products from Norwood Medical.

Dr. Kirschman’s sister, Deborah Kirschman Klopsch, served as Xtant’s Corporate Counsel and Director of Corporate Compliance until July 2, 2017, and then provided consultation services to the Company from July 2, 2017 through July 25, 2017. Compensation paid to Ms. Klopsch was $82,314 and $140,614 in 2017 and 2016, respectively. Ms. Klopsch also received 1,005 restricted stock units at $3.19 a share for an anticipated cost of approximately $3,000 to be expensed ratably over the vesting period as General and administrative expense; however, only 40% of such amount was incurred, as only 384 of her restricted stock units vested before her departure. See Note 10 to the financial statements in our 2016 Annual Report on Form 10-K.

Unless delegated to the Compensation Committee by the Board of Directors, the Audit Committee or the disinterested members of the full Board of Directors reviews and approves all related party transactions.

Family Relationships

There are no family relationships between or among our directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers not disclosed above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of December 5, 2017 by (a) each of our directors and named executive officers, (b) all of our current directors and executive officers as a group, and (c) each person who is known by us to beneficially own more than 5% of our common stock.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(2)		Percentage of Shares Beneficially Owned(3)

Directors and Named Executive Officers(1):

Carl O’Connell	75,000	(4)	*
Kent Swanson	456,794	(5)	2.5%
Michael Lopach	73,741	(6)	*
Paul Buckman	20,101	(7)	*
John Deedrick	56,550	(8)	*
Eric Timko	29,700	(9)	*
Rudy Mazzocchi	29,700	(10)	*
David Kirschman, M.D.	1,697,063	(11)	9.3%

All executive officers and directors as a group (8 persons)	2,438,649		13.4%

Five Percent Stockholders:
OrbiMed Advisors LLC	1,815,483	(12)	9.99%
601 Lexington Ave., 54th Floor
New York, NY 10022

Kenneth J. Hemmelgarn, Jr. Revocable Living Trust dated February 9, 1998	1,272,796	(13)	7.0%
9485 Gulfshore Drive, B-201
Naples, FL 34108

Brian J. Hemmelgarn Revocable Living Trust dated February 9, 1998	1,272,796	(14)	7.0%
P.O. Box 421
15643 Captive Drive
Captiva, FL 33924

* Less than 1% of outstanding shares of common stock.

(1)	The address for directors and named executive officers is c/o Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714.

(2)	Unless otherwise indicated, includes shares owned by a spouse, minor children and relatives sharing the same home, as well as entities owned or controlled by the named person. Also includes shares that the named person has the right to acquire within 60 days after December 5, 2017, by the exercise or conversion of any warrant, stock option or convertible preferred stock. Unless otherwise noted, shares are owned of record and beneficially by the named person and the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by them as set forth opposite their respective names.

(3)	The calculation in this column is based on 18,173,007 shares of common stock outstanding on December 5, 2017. The shares of common stock underlying warrants and stock options are deemed outstanding for purposes of computing the percentage of the person holding them, but are not deemed outstanding for the purpose of computing the percentage of any other person.

(4)	Consists of options to purchase of 75,000 shares of our common stock.

(5)	Consists of (a) 120,794 shares of our common stock held directly, (b) 20,000 shares held by a family limited partnership, (c) warrants to purchase 5,000 shares of our common stock, (d) options to purchase 11,000 shares of our common stock, (e) 150,000 stock right shares purchased November 17, 2017, (f) 150,000 stock right warrants purchased November 17, 2017, and (g) 0 of the 51,948 restricted stock units (“RSUs”) of the annual board award on July 25, 2017 vesting on July 27, 2018.

(6)	Consists of (a) 41,451 shares of our common stock held directly, (b) 14,258 shares held by a 401(k) plan, (c) warrants to purchase 2,032 shares of our common stock, (d) options to purchase 16,000 shares of our common stock, and (e) 0 of the 51,948 RSUs of the annual board award on July 25, 2016 vesting on July 25, 2018.

(7)	Consists of (a) 20,101 shares of our common stock held directly, and (b) 0 vested of the 51,948 RSUs of annual board award on July 25, 2017 vesting on July 25, 2018.

(8)	Consists of (a) 46,550 shares of our common stock, (b) options to purchase 10,000 shares of our common stock, and (c) 0 of the 51,948 RSUs of the annual board award on July 25, 2017 vesting on July 25, 2018.

(9)	Consists of (a) options to purchase 29,700 shares of our common shares, and (b) 0 of the 51,948 RSUs annual board award on July 25, 2017 vesting on July 25, 2018.

(10)	Consists of (a) options to purchase 29,700 shares of our common shares, and (b) 0 of the 51,948 RSUs annual board award on July 25, 2017 vesting on July 25, 2018.

(11)	Consists of 1,697,063 shares of our common stock acquired in connection with our acquisition of X-spine, which are no longer subject to a lock-up agreement and escrow agreement.

(12)	Based on Schedule 13G/A filed with the SEC on February 16, 2016, as well as our knowledge regarding recent purchases of the Notes by affiliates of OrbiMed. Includes 475,438 shares of our common stock and warrants to purchase 87,719 shares of our common stock held by Royalty Opportunities S.àr.l., an entity managed by OrbiMed. Affiliates of OrbiMed also purchased $52.0 million aggregate principal amount of the Notes, which are convertible into shares of our common stock. However, the indenture prevents note holders from converting their Notes to the extent that such conversion would result in beneficial ownership by the note holder or any of its affiliates in excess of 9.99% of the then-outstanding shares of our common stock. OrbiMed, an investment advisor, and Samuel D. Isaly, its managing member and a control person, each have shared voting and dispositive power with respect to shares of our common stock and notes held by Royalty Opportunities S.àr.l. and Royalty Opportunities II, LP.

(13)	Based on Schedule 13D filed with the SEC on August 10, 2015. Consists of 1,272,796 shares of our common stock acquired in connection with our acquisition of X-spine, which are subject to a lock-up agreement and escrow agreement. Kenneth J. Hemmelgarn, Jr. is a beneficiary of and the sole trustee of the Kenneth J. Hemmelgarn, Jr. Revocable Living Trust dated February 9, 1998, which may be revoked by Kenneth J. Hemmelgarn, Jr. Kenneth J. Hemmelgarn, Jr. and Brian J. Hemmelgarn are brothers and may be deemed to be members of a “group” for purposes of Section 13(d)(3) of the Exchange Act, though they have disclaimed any express agreement to act as a group, other than as described in their jointly filed Schedule 13D.

(14)	Based on Schedule 13D filed with the SEC on August 10, 2015. Consists of 1,272,796 shares of our common stock acquired in connection with our acquisition of X-spine, which are subject to a lock-up agreement and escrow agreement. Brian J. Hemmelgarn is a beneficiary of and the sole trustee of the Brian J. Hemmelgarn Revocable Living Trust dated February 9, 1998, which may be revoked by Brian J. Hemmelgarn. Kenneth J. Hemmelgarn, Jr. and Brian J. Hemmelgarn are brothers and may be deemed to be members of a “group” for purposes of Section 13(d)(3) of the Exchange Act, though they have disclaimed any express agreement to act as a group, other than as described in their jointly filed Schedule 13D.

Economic Ownership; Stock Ownership Guidelines

Because the table above is limited to shares that are owned or which the person has the right to acquire within 60 days, it does not present a complete view of the economic exposure our directors and executive officers have to our common stock. Excluded from the table above are unvested stock options, unvested restricted stock units and unvested warrants which will become vested more than 60 days from December 5, 2017.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) requires directors, executive officers and holders of more than 10% of an equity security registered pursuant to Section 12 of the Exchange Act of 1934 to file various reports with the SEC.

To the Company’s knowledge, based solely on our review of the Section 16 reports furnished to us with respect to 2016, we believe all reports required pursuant to Section 16(a) were filed on a timely basis, except that Dan Goldberger (the former Chief Executive Officer), Kent Swanson and Carl O’Connell, each an executive officer and/or director of the Company, each filed one late report.

EXECUTIVE OFFICERS

The following table sets forth certain information concerning each of our executive officers:

Name	Age	Position
Carl D. O’Connell	54	Chief Executive Officer and Director

The business experience of our executive officers for the past five years (and, in some instances, for prior years) is summarized below.

Carl D. O’Connell, Director, Chief Executive Officer, See page 9 of the proxy statement for a description of Mr. O’Connell’s business experience.

EXECUTIVE COMPENSATION

The table below summarizes the compensation earned for services rendered to the Company for the fiscal years indicated, by our Chief Executive Officer, the two most highly-compensated executive officers other than the Chief Executive Officer who were serving as executive officers at December 31, 2016, and two additional executive officers who served as executive officers during fiscal year 2016 but who resigned before December 31, 2016 (the “Named Executive Officers”).

Summary Compensation Table

									Change in
									Pension Value
									and
								Non-Equity	Nonqualified
								Incentive	Deferred
						Stock	Option	Plan	Compensation	All Other
Name and Principal Position	Year	Salary		Bonus		Awards (1)	Awards (1)	Compensation	Earnings	Compensation		Total
Daniel Goldberger	2016	518,486		-		-	-	-	-	-		518,486
Chief Executive Officer (4)	2015	404,000		285,000		-	-	-	-	-		689,000
Carl O’Connell President (5)	2016	65,385		20,000	(2)	-	300,000	-	-	-		385,385
David Kirschman	2016	259,615		-		-	-	-	-	-		259,615
Executive Vice President and Chief Scientific Officer (From July 31,2015 to July 2, 2016)	2015	209,615		62,500		-	76,868	-	-	-		348,983
John Gandolfo	2016	360,000		-		-	-	-	-	-		360,000
Chief Financial Officer (6)	2015	330,000		153,000		-	-	-	-	-		483,000
Robert Di Silvio	2016		-	-		-	-	-	-	224,500	(3)	224,500
President (From July 1, 2014 to January 8, 2016)	2015	325,000		-		-	-	-	-	-		325,000

(1)	Key assumptions used to estimate the grant date fair value of restricted stock and option awards are contained in Note 10 to the financial statements in our 2016 Annual Report on Form 10-K.

(2)	Signing bonus.

(3)	Consulting fees paid to Mr. Di Silvio for services.

(4)	Effective January 21, 2017, Daniel Goldberger resigned as Chief Executive Officer and a director of the Company.

(5)	Effective January 21, 2017 Carl O’Connell was appointed as Interim Chief Executive Officer of the Company. Effective February 17, 2017, Mr. O’Connell was appointed Chief Executive Officer and a director of the Company after serving as Interim Chief Executive Officer since January 21, 2017, and the President of the Company since October 6, 2016. See Note 18 to the financial statements in our 2016 Annual Report on Form 10-K.

(6)	Effective August 25, 2017, John Gandolfo resigned as Chief Financial Officer of the Company.

The following table shows information about Outstanding Equity Awards to our Named Executive Officers as of December 31, 2016.

	Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned	Option Exercise	Option Expiration	Number of shares or units of stock that have not	Market value of shares or units of stock that have
Name	Exercisable	Options	Price	Date	vested	not vested
Daniel Goldberger	99,994	100,006	$6.00	8/14/23	-	-

Carl O’Connell	300,000	300,000	1.11	10/6/26	-	-

John Gandolfo	21,500	8,500	5.01	9/4/24	-	-
	7,000	-	6.80	5/24/23	-	-

Retirement Plans

The Company combined the previous two plans for Bacterin and X-spine in 2017. Under the combined plan, the employee becomes qualified after starting employment. Terms for the plan are as follows:

Discretionary Match:	3%

Contribution Limit:	$18,000 or the statutorily prescribed limit

Enrollment Period:	Begins at time of employment

Potential Payments Upon Termination or Change-in-Control

All of our Named Executive Officers have employment agreements that provide for severance payments for termination in connection with a change in control.

Under Mr. Goldberger’s employment agreement, Mr. Goldberger received an annual base salary of $520,000, which was subject to annual increases based on periodic reviews, along with other incentive compensation as determined by the Board of Directors, with a bonus target of 50% of Mr. Goldberger’s annual base salary. Mr. Goldberger’s employment agreement contained customary intellectual property provisions and restrictive covenants and provides for six (6) months severance for termination without cause or resignation with good reason and twelve (12) months of severance for termination in connection with a change in control. In connection with his departure, the Company entered into a Separation Agreement and General Release on January 21, 2017, with Mr. Goldberger, which relinquished all of Mr. Goldberger’s severance rights under his employment agreement. The agreement also provided that, among other things, Mr. Goldberger will provide transitional consulting services to the Company for a period of up to three (3) months from the date of the Agreement at the request of the Company’s board. Mr. Goldberger received an additional $130,000 in compensation payable in equal monthly installments of $43,333 beginning April 21, 2017 and ending June 21, 2017. Further, the Company determined that Mr. Goldberger earned a partial bonus for 2016 and such bonus was paid in accordance with the applicable Company policies. Finally, the separation agreement contained customary provisions in an agreement of this type, including a release of the Company by Mr. Goldberger.

Mr. O’Connell’s employment agreement provides an annual base salary of $520,000, which is subject to annual increases based on periodic reviews, along with other incentive compensation as determined by the Board of Directors, with a bonus target of 50% of Mr. O’Connell’s annual base salary. Mr. O’Connell’s employment agreement contains customary intellectual property provisions and restrictive covenants and provides for six (6) months severance for termination without cause or resignation with good reason and twelve (12) months of severance for termination in connection with a change in control. Mr. O'Connell was entitled to receive a special recognition bonus for 2016 of $85,000 by April, 2017; however, Mr. O'Connell has deferred receipt of that bonus.

Dr. David L. Kirschman’s employment agreement provided for an annual base salary of $500,000, along with other incentive compensation as determined by the Board of Directors, with a bonus target of 50% of his annual base salary. Dr. Kirschman also received a restricted stock grant of 40,000 shares of our common stock in 2015, vesting over four years. Dr. Kirschman’s employment agreement contains customary proprietary information provisions and restrictive covenants, including non-solicitation and non-competition covenants, and his agreement provides for 12 months’ severance for termination in connection with a change of control.

Mr. Gandolfo’s employment agreement provides for an annual base salary of $375,000, along with other incentive compensation as determined by the Compensation Committee of the Board of Directors, with a bonus target of 50% of Mr. Gandolfo’s annual base salary. Mr. Gandolfo’s employment agreement contains customary intellectual property provisions and restrictive covenants and provides for twelve (12) months severance for termination without cause, resignation with good reason, or termination in connection with a change in control. In connection with his separation from the Company, on August 25, 2017, the Company and Mr. Gandolfo entered into a Confidential Consulting and Severance Agreement and General Release, that specifies the terms of, and the benefits he is eligible to receive in connection with, his departure from the Company. Subject to his compliance with the terms and conditions of the Agreement, Mr. Gandolfo will receive $375,000 (which will be paid over 26 equal bi-weekly payments beginning on the first regularly scheduled payday following the effective date). The severance agreement also contains cooperation provisions and restrictive covenants that are customary in an agreement of this type.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We are seeking stockholder ratification of the appointment of EKS&H LLLP (“EKS&H”) as our independent registered public accounting firm for the fiscal year ending December 31, 2017. If the stockholders fail to ratify the appointment of EKS&H, the Audit Committee may reconsider its selection. Even if the selection is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the best interests of the Company and our stockholders.

We do not expect representatives from EKS&H to attend the Annual Meeting.

The Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of EKS&H as our independent registered public accounting firm for the fiscal year ending December 31, 2017.

Audit and Non-audit Fees

EKS&H served as the independent registered public accounting firm to audit our books and accounts for the fiscal years ending December 31, 2016 and December 31, 2015. The following table presents the aggregate fees billed for professional services rendered by EKS&H for the years ended December 31, 2016 and December 31, 2015.

	2016	2015
Audit fees(1)	$254,000	$226,200
Audit-related fees	$41,364	$63,764
Tax fees	$33,705	$34,800
All other fees	$2,581	$-

(1)	The Audit fees total for 2016 was increased from $234,000, the amount disclosed in our 2016 Annual Report on Form 10-K, to $254,000, due to work related to 2016 that was not invoiced until after the filing of our 2016 Annual Report on Form 10-K.

In the above table, “audit fees” are fees billed for services provided related to the audit of our annual financial statements, quarterly reviews of our interim financial statements and services normally provided by the independent accountant in connection with statutory and regulatory filings or engagements for those fiscal periods. “Audit-related fees” are fees not included in audit fees that are billed by the independent accountant for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements. “Tax fees” are fees billed by the independent accountant for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the independent accountant for products and services not included in the foregoing categories.

Audit Committee’s Pre-Approval Policy

It is the Audit Committee’s policy to approve in advance the types and amounts of audit, audit-related, tax and any other services to be provided by our independent accountants. In situations where it is not possible to obtain full Audit Committee approval, the Audit Committee has delegated authority to the Chairman of the Audit Committee to grant pre-approval of auditing, audit-related, tax and all other services. Any pre-approved decisions by the Chairman are required to be reviewed with the Audit Committee at its next scheduled meeting.

The Audit Committee approved 100% of the foregoing services provided by EKS&H.

ADDITIONAL INFORMATION

Stockholder Proposals

Proposals by stockholders that are submitted for inclusion in our proxy statement for our 2018 Annual Meeting must follow the procedures set forth in Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and our bylaws. To be timely under Rule 14a-8, stockholder proposals must be received by our Corporate Secretary at Xtant Medical Holdings, Inc., 664 Cruiser Lane, Belgrade, Montana 59714 by August 10, 2018. However, if the date of the 2018 Annual Meeting is changed by more than 30 days from the first anniversary of the date of the 2017 Annual Meeting, the deadline will instead be a reasonable time before we begin to print and mail the proxy statement for the 2018 Annual Meeting.

The Company’s Amended and Restated Bylaws also establish an advance notice procedure with regard to nominations of persons for election to the Board of Directors and stockholder proposals to be brought before an annual meeting. Stockholder proposals and nominations may not be brought before an annual meeting unless, among other things, the stockholder’s submission contained certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws. Proposals or nominations not meeting these requirements will not be entertained at an annual meeting.

Stockholder proposals and nominations may not be brought before the 2018 Annual Meeting unless, among other things, the stockholder’s submission contains certain information concerning the proposal or the nominee, as the case may be, and other information specified in the Company’s Amended and Restated Bylaws, and the stockholder’s submission is received by us no earlier than the close of business on August 10, 2018, and no later than September 11, 2018. However, if the date of the 2018 Annual Meeting is changed by more than 30 days before or more than 70 days after the first anniversary of the date of the 2017 Annual Meeting, notice by the stockholder must be delivered not earlier than the close of business on the 120th day prior to the 2018 Annual Meeting and not later than the close of business on the later of the 90th day prior to the 2018 Annual Meeting or the 10th day following the day on which public announcement of the date of the 2018 Annual Meeting is first made by the Company. Proposals or nominations not meeting these requirements will not be entertained at the 2018 Annual Meeting.

Stockholders recommending candidates for consideration by the Nominating and Corporate Governance Committee must provide the candidate’s name, biographical data and qualifications. Any such recommendation should be accompanied by a written statement from the individual of his or her consent to be named as a candidate and, if nominated and elected, to serve as a director. These requirements are separate from, and in addition to, the SEC’s requirements that a stockholder must meet in order to have a stockholder proposal included in the proxy statement.

Householding Information

If you share an address with any of our other stockholders, your household might receive only one copy of our proxy statement, unless you have instructed us otherwise. This delivery method is referred to as “householding” and can result in cost savings for us. To take advantage of this opportunity, we may deliver a single proxy statement to multiple stockholders who share an address. We will deliver upon oral or written request a separate copy of our proxy statement to any stockholder of a shared address to which a single copy of our proxy statement was delivered. If you prefer to receive separate copies of our proxy statement, either now or in the future, or if you currently are a stockholder sharing an address with another stockholder and wish to receive only one copy of future proxy statements for your household, please call us at (406) 388-0480 or send your request in writing to us at the following address: 664 Cruiser Lane, Belgrade, Montana 59714, Attention: Corporate Secretary.

OTHER MATTERS

Whether or not you plan to attend the meeting, please vote over the Internet or complete, sign and return the proxy card or voting instruction card sent to you in the envelope provided.

Our 2016 Annual Report on Form 10-K, which is not a part of this Proxy Statement and is not proxy soliciting material, is enclosed.

By order of the Board of Directors

/s/ Carl D. O’Connell
Carl D. O’Connell
Chief Executive Officer

Belgrade, Montana

December 8, 2017

PROXY

XTANT MEDICAL HOLDINGS, INC.

664 Cruiser Lane
Belgrade, Montana 59714
(406) 388-0480

ANNUAL MEETING OF STOCKHOLDERS – December 29, 2017

PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Carl D. O’Connell as proxy, with full power of substitution, and hereby authorizes him to represent and to vote (with discretionary authority as to any and all other business that may properly come before the meeting), all of the shares of Common Stock of Xtant Medical Holdings, Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 a.m. Eastern Standard Time on December 29, 2017 at 112 South Tryon Street, 2nd Floor, Charlotte, North Carolina 28284, and at any adjournment, continuation or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS.

IF YOU ARE NOT VOTING ON THE INTERNET, PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY.

Proposal 1 – Election of Class III Directors

	For	Withhold
Class III – Michael Lopach	☐	☐
Class III – Rudy A. Mazzocchi	☐	☐

The Board of Directors recommends a vote FOR the listed nominees under Proposal 1.

Proposal 2 – Ratification of Independent Auditors

☐ For	☐ Against	☐ Abstain

The Board of Directors recommends a vote FOR Proposal 2.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Please date and sign name exactly as it appears hereon. Executors, administrators, trustees, etc. should so indicate when signing. If the stockholder is a corporation, the full corporate name should be inserted and the proxy signed by an officer of the corporation indicating his/her title.

Date:

Signature

Signature (Joint Owners)

Address Changes/Comments:

Please indicate whether you plan to attend this meeting: ☐